UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

CYCLERION THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 First Street, 18th Floor

Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

X Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 26, 2023, Cheryl Gault announced her resignation as the Chief Operating Officer of Cyclerion Therapeutics, Inc. (the “Company”) in order to pursue other opportunities. The Chairman of the Board of the Company, Errol De Souza, said: “The Company thanks Ms. Gault for her service to the Company in the context of both Company-wide operations and the previously announced proposed sale of certain assets of the Company to JW Celtics Investment Corp. (the “Sale Transaction”), and wishes her the very best in her future endeavors.”

Ms. Gault’s resignation will be effective on the date of closing of the Sale Transaction.

In connection with Ms. Gault’s resignation, the Company and Ms. Gault have entered into a separation agreement, dated June 26, 2023 (the “Separation Agreement”), pursuant to which Ms. Gault will receive, subject to her execution of a general release of claims against the Company as of her last date of employment with the Company and to certain other customary conditions, severance benefits of continued base salary and subsidized COBRA health premiums for six months following her separation from employment and the post-termination exercise period of her outstanding vested stock options will be extended from three months to 24 months following her separation from employment.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement. A copy of the Separation Agreement is expected to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2023.

Forward-Looking Statements

Certain matters discussed in this Form 8-K are “forward-looking statements”. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should”, “positive” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, that the Company may not successfully consummate the proposed Sale Transaction. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclerion Therapeutics, Inc.

Dated: June 27, 2023	By:	/s/ Anjeza Gjino
		Name:	Anjeza Gjino
		Title:	Chief Financial Officer